UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 20, 2026
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TaskUs, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Independence Drive, Suite 100
New Braunfels, Texas 78132
(Address of Principal Executive Offices) (Zip Code)
(888) 400-8275
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 25, 2026, TaskUs, Inc. (the “Company”) issued a press release announcing earnings for the quarter and year ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2026, Balaji Sekar, the Company’s Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) informed the Company of his intention to step down from such positions to pursue a role at a private company, effective as of March 31, 2026. Mr. Sekar’s resignation was not due to any disagreement with the Company, its management, or the Company’s Board of Directors (the “Board”) on any matter relating to the Company’s operations, policies or practices. Mr. Sekar has agreed to serve as an advisor to the Company for six months subsequent to March 31, 2026.
In connection with Mr. Sekar’s resignation, on February 25, 2026, the Board appointed (i) Trent Thrash, the Company’s Senior Vice President of Corporate Development and Investor Relations, as Interim Chief Financial Officer (Principal Financial Officer) and (ii) Garrett Gold, the Company’s Vice President of Accounting and Financial Reporting, as Principal Accounting Officer, each effective on March 31, 2026 (such transition, the “CFO Transition”). The Company has initiated a comprehensive search process for a permanent Chief Financial Officer.
Trent Thrash, age 51, has served as the Company’s Senior Vice President of Corporate Development since September 2021. In addition to his Corporate Development role, Mr. Thrash has led the Company’s Investor Relations, Treasury, and Tax functions since October 2023, January 2025 and February 2025, respectively. Prior to joining the Company, Mr. Thrash served as Head of Corporate Development at Stack Sports from November 2017 to September 2021. Mr. Thrash is an alumnus of The University of Texas at Austin, where he received Bachelor of Business Administration and Master in Professional Accounting degrees in 1999. Mr. Thrash is a licensed Certified Public Accountant with the Texas State Board of Public Accountancy.
Garrett Gold, age 37, joined the Company in July 2021 and has more than 12 years of public company accounting and Securities and Exchange Commission (“SEC”) reporting experience across a range of industries. Prior to joining the Company, Mr. Gold served as a Manager of SEC reporting at Rackspace Technology, Inc. Mr. Gold received a Bachelor of Business Administration and a Master of Accountancy from The University of Texas at San Antonio. Mr. Gold is a Certified Public Accountant and a Certified Management Accountant.
Each of Mr. Thrash and Mr. Gold was not appointed pursuant to any arrangement or understanding with any other person, has no family relationships with any director or executive officer of the Company, and there are no transactions involving either Mr. Thrash or Mr. Gold that would be required to be reported under Item 404(a) of Regulation S-K.
In connection with the CFO Transition, effective as of March 31, 2026, (i) Mr. Sekar will receive a separation payment in the amount of $50,000 pursuant to the Company’s standard separation agreement and will enter into an advisor agreement for a six-month term with a $150,000 retainer pursuant to the Company’s customary terms for advisors and (ii) Mr. Gold’s base salary will increase to $298,342 and his target bonus will increase to $119,337.
In connection with the CFO Transition, the Company will enter into an indemnification agreement with each of Mr. Thrash and Mr. Gold in substantially the same form of agreement that the Company has entered into with its directors and executive officers.
Item 7.01 Regulation FD Disclosure.
On February 25, 2026, the Company issued a press release, relating to the CFO Transition. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein in its entirety.
On February 25, 2026, the Company also issued a press release, relating to the Special Dividend (as defined below). A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated by reference herein in its entirety.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On February 25, 2026, the Board authorized and declared a special cash dividend of $3.65 per share, payable on March 25, 2026, to stockholders of record as of March 11, 2026 (the “Special Dividend”). The Special Dividend has an estimated payout of approximately $333 million in the aggregate and will be funded by proceeds of the New Credit Facilities (as defined below) and cash on the Company’s balance sheet.
To finance the Special Dividend and address its upcoming 2027 debt maturities, the Company has secured commitments for a comprehensive refinancing of its existing credit facilities, which refinancing includes a $500 million term loan facility and $100 million revolving credit facility (together, the “New Credit Facilities”), each maturing in March 2031. Borrowings under the New Credit Facilities will bear interest, at the Company’s option, at a rate equal to Term SOFR (with a floor of 0%) plus 2.75%, or an alternate base rate (with a floor of 1.0%) plus 1.75%.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of TaskUs, Inc., dated February 25, 2026 (earnings)

99.2	Press release of TaskUs, Inc., dated February 25, 2026 (CFO transition)

99.3	Press release of TaskUs, Inc., dated February 25, 2026 (Special Dividend)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

	By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

Date: February 25, 2025